                                                                    EXHIBIT 10.2

NOTE: CERTAIN PORTIONS OF THE EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION

     This Agreement is made the 14th day of April 1997




BY   AND BETWEEN



ELAN CORPORATION plc

     An Irish company, of Monksland, Athlone, Co. Westmeath, Ireland


AND

IOMED, Inc.

     A Corporation organized and existing under the laws of the State of Utah, having an office at 3385 West 1820 South, Salt Lake City, UT 84104, United States of America.

WHEREAS

-- ELAN is beneficially entitled to the use of various patents, including the ELAN IONTOPHORETIC PATENT RIGHTS, which have been granted or are pending under the International Convention in relation to the development and production of iontophoretic transdermal devices and drug specific dosage forms for pharmaceutical devices, products and processes, and

-- ELAN is knowledgeable in the development of iontophoretic transdermal devices and drug specific dosage forms and has developed a unique range of device and delivery systems designed to provide improved devices and formulations of medicaments, and

-- IOMED is desirous of entering into a licensing agreement with ELAN to, further develop, manufacture and have manufactured in accordance with the terms of this Agreement and to market, sell and distribute the PRODUCTS in the TERRITORY without infringing any of the ELAN IONTOPHORETIC INTELLECTUAL PROPERTY rights held by ELAN, and

-- ELAN is prepared to license the ELAN IONTOPHORETIC PATENT RIGHTS in the TERRITORY to IOMED.

NOW IT IS HEREBY AGREED AS FOLLOWS:

ARTICLE I: DEFINITIONS

1.1. In the present Agreement and any further agreements based thereon between the Parties hereto, the following definitions shall prevail:

      1. ADDITIONAL TERM shall have the meaning set forth in Article VIII, Paragraph 2.

      2. AFFILIATE shall mean any corporation or entity controlling, controlled by or under the common control of ELAN or IOMED as the case may be. For the purpose of this paragraph, "control" shall mean the direct or indirect ownership of at least fifty percent (50%) of the outstanding shares or other voting rights of the subject entity to elect directors, or if not meeting the preceding criteria, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

      3.    Agreement shall mean this agreement.

      4.    ****

      5.    ****

      6.    ****

      7. ASSETS shall mean those items of tangible property being transferred by ELAN to IOMED the details of which are set out in Appendix A.

      8. cGCP, cGLP and cGMP shall mean current Good Clinical Practices, current Good Laboratory Practices and current Good Manufacturing Practices respectively.

      9. CONFIDENTIAL INFORMATION shall mean information, material or data relating to the FIELD not generally known to the public, CONFIDENTIAL INFORMATION in tangible form disclosed hereunder shall be marked as "Confidential" at the time it is delivered to the receiving Party. CONFIDENTIAL INFORMATION disclosed orally shall be identified as confidential or proprietary when disclosed and such disclosure of CONFIDENTIAL INFORMATION shall be confirmed in writing within thirty (30) days by the disclosing Party.

      10.   DDS shall mean Drug Delivery Systems, Inc.

      11. DDS AGREEMENT shall mean the license agreement entered into between IOMED and DDS on the EFFECTIVE DATE.

      12.   DDS IONTOPHORETIC PATENT RIGHTS shall have the meaning as defined in
            Article I of the agreement being entered into by IOMED and Drug Delivery Systems, Inc. on the EFFECTIVE DATE.

      13.   EFFECTIVE DATE shall mean the 14th day of April 1997.

      14.   ELAN shall mean Elan Corporation plc and any of its AFFILIATES.

      15. ELAN EXCLUDED TECHNOLOGY shall mean all intellectual property including, without limitation any inventions, discoveries, material and data whether or not protectable by patents, trade secrets, trademark or copyright in relation *****.

      16. ELAN IONTOPHORETIC INTELLECTUAL PROPERTY shall mean the ELAN IONTOPHORETIC PATENT RIGHTS and/or the ELAN IONTOPHORETIC KNOW-HOW.

      17 ELAN IONTOPHORETIC KOW-HOW shall mean all scientific or-technical knowledge, information or expertise developed, produced, created or acquired by or on behalf of ELAN which is not generally known to the public, or to be developed by ELAN during the term of this Agreement, relating to the FIELD, whether or not covered by any patent, copyright, design, trademark or other industrial or intellectual property rights as further set forth in Appendix B.
            For the avoidance of doubt ELAN IONTOPHORETIC KNOW-HOW shall exclude the ELAN EXCLUDED TECHNOLOGY.

      18. ELAN IONTOPHORETIC PATENT RIGHTS shall mean all granted patents and pending patent applications owned by, or licensed by ELAN, the current status of which is set forth in Appendix C. ELAN IONTOPHORETIC PATENT RIGHTS shall also include all continuations, continuations-in-part, divisionals, re-issues and re-examinations of such patents and patent applications and any patents issuing thereon and extensions of any patents licensed hereunder and all foreign counterparts thereto. ELAN IONTOPHORETIC PATENT RIGHTS shall further include any patents or Patent applications covering any improved PRODUCTS or methods of making or using the PRODUCTS invented by ELAN during the term of this Agreement pursuant to such research and development if any conducted by ELAN pursuant to
            Article III Paragraph 1.

      19. EX WORKS shall have the meaning as such term is defined in the ICC Incoterms, 1990, International Rules for the Interpretation of Trade Terms, ICC Publication No. 460.

      20. FDA shall mean the United States Food and Drug Administration or any other successor agency, whose approval is necessary to market the PRODUCTS in the United States of America and its foreign equivalents in such other countries of the TERRITORY where IOMED intends to obtain regulatory approval.

      21.   FIELD shall mean ****.

      22. IOMED shall mean IOMED, Inc. and any of its AFFILIATES, including DERMION Inc.

      22. IOMED KNOW-HOW shall mean all scientific or technical knowledge, information or expertise developed, produced, created or acquired by or on behalf of IOMED which is not generally known to the public, or developed by or on behalf of IOMED during the term of this Agreement, relating to the PRODUCTS, excluding ELAN IONTOPHORETIC KNOW-HOW, whether or not covered by any patent, copyright, design, trademark or other industrial or intellectual property rights.

      23. IOMED PATENT RIGHTS shall mean all granted patents and pending patent applications owned or licensed by IOMED relating to the FIELD, excluding ELAN IONTOPHORETIC PATENT RIGHTS and DDS PATENT RIGHTS. IOMED PATENT RIGHTS shall also include all continuations, continuations-in-part, divisionals, re-issues and re-examinations of such patents and patent applications and any patents issuing thereon and extensions thereof and all foreign counterparts thereto. IOMED PATENT RIGHTS shall further include any patents or patent applications covering any improved methods of making or using the PRODUCTS invented or acquired by IOMED during the term of this Agreement.

      24. IND shall mean one or more investigational new drug applications filed by ELAN or to be filed by IOMED with the FDA.

      26.   NET REVENUES shall mean:

            26.1. ****:

                  26.1.1. ****

                  26.1.2. ****

                  26.1.3.  ****

                   ****; and

            26.2.  ****;

                  26.2.1  ****;

                  26.2.2. ****;

                  26.2.3. ****;

                  26.2.4. ****; and

                  26.2.5. ****.

           ****.

            ****.

            ****.

            ****.

      27. NDA shall mean one or more of the New Drug Applications which IOMED shall file, including any supplements or amendments thereto and 510(k)s which IOMED may file, for the PRODUCTS with the FDA.

      28.   OFFERING PARTY shall mean ****.

      29. Party shall mean IOMED or ELAN, as the case may be, "Parties" shall mean IOMED and ELAN.

      30. PRODUCT(S) shall mean all devices or any parts thereof developed, manufactured or sold by or on behalf of IOMED within the FIELD,
            ****.

      31. RESEARCH AND DEVELOPMENT COST shall mean in the case of research and development being conducted by or on behalf of ELAN for IOMED pursuant to Article III Paragraph 1, the fully allocated costs thereof calculated in accordance with generally accepted Irish accounting principles consistently applied. 32. TERM shall have the meaning set forth in Article VIII Paragraph 1.

      33.   TERRITORY means all of the countries of the world.

      34.   $ shall mean United States Dollars.

1.2   In this Agreement

      1.2.1 the singular includes the plural and vice versa, the masculine includes the feminine and vice versa and references to natural persons include corporate bodies, partnerships and vice versa.

      1.2.2 any reference to a Article or Appendix shall unless otherwise specified provided, be to an Article or Appendix of this Agreement.

      1.2.3 the headings of this Agreement are for case reference only and shall not affect its construction or interpretation.


ARTICLE II: THE LICENSE

1.1. ELAN shall remain proprietor of all the ELAN IONTOPHORETIC INTELLECTUAL PROPERTY but hereby grants to IOMED for the term of the Agreement an exclusive (including as to ELAN) license in the TERRITORY, with the right to grant sublicenses pursuant to and in accordance with the provisions of
      Article II Paragraph 2, to research develop, manufacture, have manufactured for IOMED (or its permitted sublicenses), use, sell and otherwise commercialize the ELAN IONTOPHORETIC INTELLECTUAL PROPERTY and the PRODUCTS in the FIELD under the terms and conditions set out herein. The exclusive nature of the licenses granted by ELAN are subject to **** as set out in Appendix C. ELAN's license to IOMED shall specifically exclude ELAN EXCLUDED TECHNOLOGY.

1.2. Subject to earlier termination of the Agreement pursuant to Article VIII, at the end of the ADDITIONAL TERM the rights granted by ELAN to IOMED pursuant to Paragraph 1.1 above shall be exclusive, paid-up and irrevocable.

2.1. IOMED may sublicense rights which incorporate the ELAN IONTOPHORETIC INTELLECTUAL PROPERTY ****, without the prior written consent of ELAN.

2.2. Any sublicense other than permitted by paragraph 2.1. above, ****, shall require the prior written consent of ELAN, which may be withheld in the sole discretion of ELAN.

2.3. No sublicense granted by IOMED pursuant to Article II Paragraph 2 shall authorize or permit the sublicense to grant further sublicenses ****. IOMED shall use its reasonable endeavors to ensure that ELAN shall have the same rights of audit and inspection vis a vis the sublicensee as ELAN has pursuant to this Agreement concerning IOMED.

2.4. Insofar as the obligations owed by IOMED to ELAN are concerned, IOMED shall remain responsible for all acts and omissions of any sublicenses as if such acts and omissions were by IOMED; provided that no such acts or omissions of such sublicensee will constitute a material breach by IOMED for the purpose of Article VIII Paragraph 3. In the event that ELAN terminates the Agreement pursuant to the provisions of Article VIII Paragraph 3, due to the default of IOMED, then ELAN shall, with IOMED's consent and assistance, notify each sublicensee appointed pursuant to
      Article II Paragraphs 2.1. and 2.2. of its termination. If any sublicensee elects to notify ELAN that it requires the continuation of the licenses granted to IOMED pursuant to this Agreement, ELAN shall promptly enter into good faith negotiations with sublicensee to establish a direct contractual nexus between ELAN and such sublicensee. Such contractual nexus shall, subject to ELAN's reasonable discretion, be on commercially reasonable terms and shall to the extent practicable be on terms no less favorable to the sublicensee than the terms of such sublicensees' agreement with IOMED, and shall provide that the sublicensee shall take over the applicable obligations owed by IOMED to ELAN pursuant to this Agreement. Sales of PRODUCTS and other consideration payable to such a sublicensee in relation to the PRODUCTS shall constitute NET REVENUES for the purpose of calculating the sums payable by the sublicensee to ELAN.
      ****.

3. It is contemplated that the physical transfer of the ELAN IONTOPHORETIC KNOW-HOW to be licensed under this Agreement and the furnishing of copies of relevant patent documentation regarding the ELAN IONTOPHORETIC PATENT RIGHTS shall be completed within six months of the EFFECTIVE DATE. ELAN shall, at its expense, provide all reasonable assistance within such six-month period to IOMED to facilitate such transfer, provided, that in the event that IOMED's requirements relating to such transfer are in excess of the Parties' current reasonable, good faith, expectations, the Parties shall negotiate in good faith reimbursement of ELAN's out-of-pocket expenses. Any dispute under this Paragraph 3 shall be resolved by referring such dispute to an arbitrator pursuant to the provisions of Article IX Paragraph 14.

4. Insofar as the exercise by IOMED and its permitted sublicensees of the ELAN IONTOPHORETIC INTELLECTUAL PROPERTY rights is concerned, and to the extent permitted pursuant to its contractual obligations to ****, ELAN agrees that during the TERM and the ADDITIONAL TERM ELAN shall not cite or otherwise rely upon the patents licensed by ELAN from **** pursuant to the **** AGREEMENT, or developed jointly by ELAN and **** pursuant to the **** AGREEMENT, against IOMED or IOMED's sublicensees and ELAN shall use its commercially reasonable endeavors to ensure that ELAN's sublicensees of the **** TECHNOLOGY shall be bound in similar fashion. ELAN shall be entitled to disclose such CONFIDENTIAL INFORMATION as ELAN considers reasonably necessary in using such commercially reasonable endeavors to potential sublicensees under obligations of confidentiality. As of the date hereof (I) ELAN has no such sublicensees and (II) to the knowledge of ELAN, there are currently no grounds to cite such patents and there are no express provisions of the **** AGREEMENT requiring ELAN to cite such patents,
5. IOMED shall mark or have marked the patent number an all PRODUCTS, or otherwise reasonably communicate to the trade concerning the existence of any ELAN IONTOPHORETIC PATENT RIGHTS for the countries within the TERRITORY in such a manner as to ensure compliance with, and enforceability under, applicable laws.

      Performance by IOMED

6. IOMED shall use commercially reasonable efforts consistent with its financial resources and capital constraints, to research, develop, register, market and promote the PRODUCTS and to exploit the ELAN IONTOPHORETIC INTELLECTUAL PROPERTY in the major markets of the TERRITORY.

7. **** IOMED shall report on the ongoing sales performance of the PRODUCTS, and the exploitation of the ELAN IONTOPHORETIC INTELLECTUAL PROPERTY in the TERRITORY, ****. For the avoidance of doubt, the Parties agree that all information furnished to ELAN pursuant to this Paragraph shall constitute CONFIDENTIAL INFORMATION for the purposes of this Agreement.

8.    ****.

9. ELAN and IOMED shall, if requested by IOMED, for a ninety (90) day period from and after the EFFECTIVE DATE (the "Negotiation Period"), negotiate in good faith, as described below, an exclusive world-wide sublicense to IOMED to the rights to make, research, develop, use, promote, distribute, market and sell the Device (as defined in the AQI AGREEMENT) pursuant to and in accordance with the provisions of such agreement and subject to the provisions of any product-specific sublicense agreements entered into by ELAN, including the agreement referred to in Article II Paragraph 10. During the Negotiation Period, the Parties shall negotiate in good faith the terms of a sublicense. It is agreed that this paragraph creates no legal obligation upon either Party to conclude the sublicense agreement, but merely evidences an intention on the part of both Parties to proceed in good faith and with proper due diligence in the negotiation and preparation of the sublicense agreement if so requested by the IOMED.

10.   ****.

11. In consideration for the sum of ****, ELAN shall transfer title only to the ASSETS which are relevant to the IONTOPHORETIC INTELLECTUAL PROPERTY (but for the avoidance of doubt shall not include the time or employment of any employees), as set forth on Appendix A hereto. ELAN shall deliver the ASSETS EX WORKS the appropriate ELAN facilities, to IOMED, and/or any party designated by IOMED, in proper packaging so as to permit safe storage and transport. It is contemplated that the physical transfer of the ASSETS shall be completed within **** of the EFFECTIVE DATE. ****. ELAN shall not transfer title to the ELAN IONTOPHORETIC INTELLECTUAL PROPERTY.

12. Insofar as the obligations of ELAN set out in this Agreement concerning the **** AGREEMENT is concerned, ELAN hereby confirms that ****, a wholly owned subsidiary and AFFILIATE of ELAN which is a contracting party to the **** AGREEMENT, is aware of the terms of this Agreement and consents to such obligations as ELAN is undertaking in this Agreement as relate to the **** AGREEMENT being undertaken by ELAN on its behalf, including the obligations set forth in Article II Paragraphs 9 and 10.

13. IOMED hereby confirms that it intends to manufacture or procure the manufacture of the PRODUCTS in a manner which fully complies with all applicable statutes, ordinances and regulations of the United States of America and other countries with respect to the manufacture of the PRODUCTS including, but not limited to, the U.S. Federal Food, Drug and Cosmetic Act and regulations thereunder, eGLP, cGCP and cGMP.


ARTICLE III: DEVELOPMMNT OF THE PRODUCTS

1. IOMED shall be responsible for the cost of the further development, registration, manufacture and marketing of the PRODUCTS. The Parties shall each negotiate in good faith the extent to which ELAN shall provide research and development services to IOMED. In the event that ELAN provides such services, such services shall be reimbursed by IOMED ****

ARTICLE IV: FINANCIAL PROVISIONS

1.    License Royalties

1. In consideration of the rights and license granted to IOMED to the ELAN IONTOPHORETIC PATENT RIGHTS by virtue of this Agreement, IOMED shall pay to ELAN, the sum of (****) United States Dollars (****) in cash by wire transfer due upon execution of this Agreement and payable within two business days of the EFFECTIVE DATE.

2.    Royalty on NET REVENUES

2.1. In consideration of the license of the ELAN IONTOPHORETIC PATENT RIGHTS to IOMED, and subject to the provisions of Article IV Paragraphs 2.2. and 2.3, the royalty payable by IOMED to ELAN shall be **** percent (****%) on NET REVENUES generated on or after the EFFECTIVE DATE.

2.2. In further consideration of the license of the ELAN IONTOPHORETIC PATENT RIGHTS to IOMED, subject to the proviso in this Paragraph 2.2, ELAN shall not be entitled to a royalty on NET REVENUES, whether generated on or after 1st July 1997 or otherwise, (a) in connection with PRODUCTS whose primary purpose is for inducing local anaesthesia and/or (b) in connection with PRODUCTS for treating local acute inflammatory conditions, whether or not such products are currently marketed, or in development and including improvements thereto; provided that on a country by country basis if the research, development, manufacture or commercialisation of such PRODUCTS would infringe the ELAN IONTOPHORETIC PATENT RIGHTS and/or the DDS IONTOPHORETIC PATENT RIGHTS (but for the granting of the licenses by ELAN pursuant to Article II Paragraph 1.1. and the licenses granted by DDS pursuant to the DDS AGREEMENT) the royalty payable by IOMED to ELAN shall be three per cent (3%) of NET REVENUES generated on or after 1st July 1997. IOMED shall not be required to pay a royalty to ELAN of NET REVENUES on commercialisation of the products listed in Appendix D hereto which, the Parties acknowledge, are presently-marketed products of IOMED. In the event of any dispute relating to the foregoing provisions of this Paragraph, the Parties shall cause such dispute to be arbitrated before an experienced patent attorney. In such event the procedure set forth in Article VIII Paragraph 14 shall to the extent practicable apply to the conduct of such arbitration.

2.3. In the event that the Parties conclude a sublicense to or for the AQI TECHNOLOGY as set out in Article II Paragraph 9,then notwithstanding any other provisions of the terms of such sublicense to be agreed between the Parties, including the license royalty, IOMED shall pay to Elan International Services Limited, or such other AFFILIATE as currently holds the applicable rights pursuant to the AQI AGREEMENT, a royalty of seven and one half per cent (7.5%) of the NET REVENUES derived by IOMED from the third party referred to in Article II Paragraph 10 for a term to be agreed.

2.4. IOMED shall not discriminate in its commercialization strategy and pricing policy as between the PRODUCTS referred to in Article IV Paragraphs 2.1. and 2.2.

2.5. The Parties agree that when IOMED provides free samples of PRODUCT to promote the further sale of PRODUCTS, such provision of free samples shall not generate any royalty payments to ELAN by IOMED, its and/or sublicensees; provided however, that such sampling is specifically designed to promote sales of PRODUCT and is no less favorable to ELAN than IOMED's standard sampling practice for similar products.

Royalty Payments, Reports and Records

3.1. Within forty five (45) days of the end of each quarter, IOMED shall notify ELAN of the NET REVENUES of each of the PRODUCTS and arising from the exploitation of the ELAN IONTOPHORETIC INTELLECTUAL PROPERTY and/or the IOMED PATENT RIGHTS and/or the IOMED KNOW-HOW, for that preceding quarter. Payments shown by each calendar quarter report to have accrued shall be due on the date such report is due. All payments due hereunder shall be made to the designated bank account of ELAN in accordance with such timely written instructions as ELAN shall from time to time provide.

3.2. IOMED shall keep and shall cause its AFFILIATES and sublicensees to keep true and accurate records of sales of PRODUCTS, other transactions giving rise to NET REVENUS, and the royalties payable to ELAN under Article IV hereof and shall deliver to ELAN a written statement thereof within forty five (45) days following the and of each calendar quarter (or any past thereof in the first or last calendar quarter of this Agreement) for such calendar quarter. Said written statements shall set forth (I) for each PRODUCT on ****, the calculation of NET REVENUES from gross revenues during that calendar quarter, the applicable percentage royalty rates, and a computation of such royalties due and (II) such details of the transactions arising from the exploitation of the ELAN IONTOPHORETIC INTELLECTUAL PROPERTY and/or the IOMED PATENT RIGHTS and/or the IOMED KNOW-HOW as are relevant to the calculation of NET REVENUES (the "Royalty Statement").

3.3. AU payments due hereunder shall be made in United States Dollars. Payments due on NET REVENUES received in a currency other than United States Dollars shall first be calculated in the foreign currency and then converted to United States Dollars on the basis of the average of the exchange rates in effect for the purchase of United States Dollars with such foreign currency quoted in the Wall Street Journal (or comparable publication if not quoted in the Wall Street Journal) with respect to the currency of the country or origin of such payment for the last business day of each month for which the payment is being made.

3.4. ELAN shall have the right to have access, on reasonable notice, to IOMED's or IOMED's sublicensee's financial documentation and records during reasonable business hours for the purpose of verifying the royalties payable as provided in this Agreement for the two preceding years. This right may not be exercised more than once in any calendar year, and once a calendar year is audited it may not be reaudited. For the avoidance of doubt, the Parties agree that all information furnished to ELAN pursuant to this Paragraph shall constitute CONFIDENTIAL INFORMATION for the purposes of this Agreement.

      Any adjustment required by such inspection shall be made within thirty
      (30) days of the agreement of the Parties or, if not agreed, upon the determination of an arbitrator to whom any dispute under this Paragraph shall be submitted to arbitration pursuant to Article IX Paragraph 14. If the adjustment payable to ELAN is greater than ****, then the cost to ELAN for the inspection and if applicable the arbitration she be paid by IOMED. In addition, IOMED shall pay interest to ELAN at **** (applicable as of the date on which payment should have been made pursuant to Article IV Paragraph 3.3.), from the date on which payment should have been made pursuant to Article IV paragraph 3.3. until the date of payment.

ARTICLE V: REGISTRATION OF THE PRODUCTS

1. During the TERM and the ADDITIONAL TERM, IOMED shall be responsible for filing and prosecuting all NDAs and other applications for regulatory approvals. ELAN shall transfer the INDs held by it in relation to the PRODUCTS. IOMED or its sublicensees shall file the NDAs with the FDA and will use its reasonable efforts in prosecuting said NDA to approval. IOMED shall thereafter maintain at its own cost the NDAs with the FDA for the term of this Agreement. Subject to IOMED's reasonable discretion IOMED hereby agrees to provide to ELAN at ELAN's own cost access to such NDAs as ELAN reasonably requests. ****. For the avoidance of doubt, the parties agree that all information furnished to ELAN pursuant to this Paragraph shall Institute CONFIDENTIAL INFORMATION for the purposes of this Agreement.

2. It is hereby acknowledged that there are inherent uncertainties involved in the development and registration of pharmaceutical products with the FDA or any other regulatory body in the TERRITORY insofar as obtaining approval is concerned and such uncertainties form part of the business risk involved in undertaking the form of commercial collaboration as set forth in this Agreement.

ARTICLE VI: REPRESENTATIONS, WARRANTIES

1.    ELAN represents to IOMED the following:

      1.1 ELAN is duly and validly existing in the jurisdiction of its incorporation and each other jurisdiction in which the conduct of its business requires such qualification, and is in compliance with all applicable laws, rules, regulations or orders relating to its business and assets;

      1.2 ELAN has full corporate authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; this Agreement has been duly executed and delivered by ELAN and constitutes the legal and valid obligations of ELAN and is enforceable against ELAN in accordance with its terms and the execution, delivery and performance of this Agreement and the transactions contemplated hereby and will not violate or result in a default under or creation of lien or encumbrance under ELAN's memorandum and articles of association or other organic documents, any material agreement or instrument binding upon or affecting ELAN or its properties or assets or any applicable laws, rules, regulations or orders affecting ELAN or its properties or assets;

      1.3 ELAN is not in material default of its memorandum and articles of association or similar organic documents, any applicable material laws or regulations or any material contract or agreement binding upon or affecting it or its properties or assets and the execution, delivery and performance of this Agreement and the transactions contemplated hereby will not result in any such violation; and

      1.4   ****.

2.   IOMED represents to ELAN the following:

      2.1. IOMED is duly and validly existing in good standing in the jurisdiction of its incorporation and each other jurisdiction in which the conduct of its business requires such qualification, and IOMED is in compliance with all applicable laws, rules, regulations or orders relating to its business and assets;

      2.2. IOMED has full corporate authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; this Agreement has been duly executed and delivered and constitutes the legal and valid obligations of IOMED and is enforceable against IOMED in accordance with its terms; and the execution, delivery and performance of this Agreement and the transactions contemplated hereby will not violate or result in a default under or creation of lien or encumbrance under IOMED's certificate of incorporation, by-laws or other organic documents, any material agreement or instrument binding upon or affecting IOMED or its properties or assets or any applicable laws, rules, regulations or orders affecting IOMED or its properties or assets;

      2.3. IOMED is not in default of its charter or by-laws, any applicable laws or regulations or any material contract or agreement binding upon or affecting it or its properties or assets and the execution, delivery and performance of this letter agreement and the transactions contemplated hereby will not result in any such violation.

      2.4. IOMED represents and warrants that it has not granted any option, license, right or interest to any third party which would conflict with the terms of this Agreement.

      2.5. In the event that a claim or proceeding is brought against ELAN by a third party alleging that the manufacture of the PRODUCTS, or the sale, distribution or use of the PRODUCTS in the TERRITORY infringes any adversely held patent or any other intellectual property, ELAN shall promptly advise IOMED of such threat or suit. IOMED shall indemnify ELAN against such a claim, provided that ELAN shall not acknowledge to the third party or to any other person the validity of the patent rights of such a third party and shall not compromise or settle any claim or proceedings relating thereto without the written consent of IOMED. At its option, IOMED may elect to take over the conduct of such proceedings from ELAN with counsel of IOMED's choice. In such event IOMED shall keep ELAN advised of all material developments in the said proceedings and shall not settle or compromise such proceedings without the consent of ELAN which shall not be unreasonably withheld.

ARTICLE VII PATENTS

1. Title to all inventions and other ELAN IONTOPHORETIC INTELLECTUAL PROPERTY created or developed solely by employees of ELAN shall be owned by ELAN. Title to all inventions and other intellectual property created or developed solely by IOMED employees shall be owned by IOMED. Title to all inventions and other intellectual property created or developed jointly by employees of IOMED and ELAN pursuant to research and development conducted by ELAN and IOMED pursuant to Article III shall be jointly owned by ELAN and IOMED. The Parties agree that such inventions invented after the EFFECTIVE DATE shall not result in any additional royalties being paid by IOMED pursuant to Article IV or extend the TERM of this Agreement.

2.    The Parties agree that the following provisions of Article VII Paragraph
      2. shall apply as regards the filing, prosecution and Maintenance of the ELAN IONTOPHORETIC PATENT RIGHTS:

2.1. IOMED at its expense shall be responsible to secure the grant of the ELAN IONTOPHORETIC PATENT RIGHTS and to file patent applications covering any improvements, to prosecute and defend such applications against independent third party oppositions; and upon grant of any letters patent covering such invention, to maintain such letters patent in force. IOMED at its expense shall have the right to control such filing, prosecution, defence and maintenance; provided however ELAN shall be provided with copies of all substantive documents relating to such filing, prosecution and defence in sufficient time to review such documents and comment thereon prior to any deadline for filing the same, if desired by ELAN. IOMED shall be entitled to determine the patent filing strategy. ELAN shall execute all documents, forms and declarations and otherwise co-operate fully to enable IOMED to seek and obtain the broadest protection afforded by the patent laws of the countries within the TERRITORY, whether during the TERM of this Agreement or thereafter. For the avoidance of doubt, the Parties agree that all information furnished to ELAN pursuant to this Paragraph shall constitute CONFIDENTIAL INFORMATION for the purposes of this Agreement.

2.2. If IOMED does not intend to make an application for patents or continue prosecution of a pending application in respect of the ELAN IONTOPHORETIC INTELLECTUAL PROPERTY in any or some (specifying which countries of the TERRITORY, or fails within six (6) months of disclosure under Article VII Paragraph 2.1. to make application in one or more countries of the TERRITORY, ELAN shall have the option and the right to apply for patents or other intellectual property protection in respect thereof (in the countries where IOMED has not applied). If IOMED does not intend to continue prosecution of a pending application in any country of the TERRITORY, IOMED shall promptly inform ELAN of such a decision and no later than in sufficient time for ELAN to continue such prosecution. For the avoidance of doubt, the Parties agree that such patents as are obtained by ELAN pursuant to this Paragraph shall constitute ELAN IONTOPHORETIC PATENT RIGHTS.

2.3 ELAN shall use its commercially reasonable endeavours to ensure that the inventors of the ELAN IONTOPHORETIC PATENT RIGHTS shall be reasonably available to IOMED to deal with queries, and complete and execute documents, relating to the filing, prosecution and defence of the ELAN IONTOPHORETIC PATENT RIGHTS.

                                                                    EXHIBIT 10.2



2.4. IOMED shall not abandon an ELAN IONTOPHORETIC PATENT RIGHT without the prior written consent of ELAN, which shall not be unreasonably withheld. In the event that the Parties agree that IOMED may abandon such an ELAN IONTOPHORETIC PATENT RIGHT, ELAN shall have the right to take over the prosecution and maintenance of such ELAN IONTOPHORETIC PATENT RIGHTS, which rights shall no longer form a part of and be covered by the licenses granted by ELAN pursuant to this Agreement.

3. IOMED and ELAN shall promptly inform the other in writing of any alleged infringement of which it shall become aware by a third party of any patents within the ELAN IONTOPHORETIC PATENT RIGHTS and provide such other with any available evidence of infringement.

4. During the TERM and the ADDITIONAL TERM, IOMED shall have the right to pursue at its own expense and for its own benefit any such infringements of the ELAN IONTOPHORETIC PATENT RIGHTS and/or the IOMED PATENT RIGHTS. ELAN shall agree to be named as a necessary party in an action brought by and fully financed by IOMED and will reasonably co-operate with such action. Any expenses borne by ELAN shall be reimbursed by IOMED. Any recovery remaining after the deduction by IOMED of the reasonable expenses (including attorney's fees and expenses) incurred in relation to such an infringement proceeding shall constitute NET REVENUES for the purpose of this Agreement. Should IOMED decide not to pursue such infringers of the ELAN IONTOPHORETIC PATENT RIGHTS, ELAN may do so at its expense and for its own benefit, and IOMED will reasonably co-operate with such action. Any expenses borne by IOMED in co-operating with such action shall be reimbursed by ELAN.

ARTICLE VIII: TERM AND TERMINATION

1. This Agreement is concluded for a period commencing as of the date of this Agreement and shall expire on a country by country basis fifteen (15) years starting from the EFFECTIVE DATE, or for the life of the last to expire patent included in the ELAN IONTOPHORETIC PATENT RIGHTS and the DDS IONTOPHORETIC PATENT RIGHTS which are used in the exploitation of the PRODUCTS, whichever is longer ("the TERM"). From and after the tenth year of the TERM, in the event that IOMED reasonably believes that there are ELAN IONTOPHORETIC PATENT RIGHT(s) that are not used in connection with the exploitation of the PRODUCTS, IOMED shall provide written notice thereof to ELAN, setting forth in reasonable detail its reasons therefor.

Elan and IOMED shall thereupon each in good faith attempt to make a joint determination of whether IOMED's conclusion is correct or if such ELAN IONTOPHORETIC PATENT RIGHT(S) are in fact used in connection with such exploitation; if the Parties are unable to agree upon such joint determination within 90 days of such notice from IOMED, either party shall have the right to have such matter arbitrated. Such arbitration shall be conducted before an independent patent attorney reasonably selected by the Parties, or on such other basis as shall be mutually reasonably agreeable, pursuant to the provisions of Article IX Paragraph 14.

2. In addition, for a period of five years commencing upon the expiration of the TERM ("the ADDITIONAL TERM"), the licenses granted by ELAN pursuant to
      Article II shall continue, provided, that the royalties payable during the ADDITIONAL TERM to ELAN referred to in Article IV shall be fifty percent (50%) of the amount otherwise payable during the TERM; thereafter, IOMED shall have an exclusive paid-up royalty-free license to the ELAN IONTROPHORETIC KNOW-HOW.

3. In addition to the rights of early or premature termination provided for elsewhere in this Agreement, in the event that any of the term or provisions hereof are incurably breached by either Party, the non-breaching Party may immediately terminate this Agreement by written notice. An incurable breach shall be committed when either Party is dissolved, liquidated, discontinued, becomes insolvent or when any proceeding is filed or commenced by either Party under bankruptcy, insolvency or debtor relief laws (and not dismissed within ninety (90) days). Subject to the other provisions of this Agreement in the event of any other material breach, the non-breaching Party may terminate this Agreement by the giving of written notice to the breaching Party that this Agreement will terminate on the ninetieth (90th) day from notice unless cure is sooner effected. If the breaching Party has proposed a course of action to rectify the breach and is acting in good faith to rectify same but has not cured the breach by the ninetieth (90th) day, the said period shall be extended by such period as is reasonably necessary to permit the breach to be rectified. In the event that a Party is entitled to terminate this Agreement, such Party shall also be entitled to terminate the DDS AGREEMENT. Furthermore in the event that a Party is entitled to terminate the DDS AGREEMENT, such Party shall also be entitled to terminate this Agreement. In the event that the breaching Party disputes the validity of the of the right of the non-breaching Party to terminate the Agreement pursuant to this Paragraph, either Party may refer the dispute to an arbitrator pursuant to the provisions of Article IX Paragraph 14. Pending the determination of the arbitrator, neither Party may regard the Agreement as having been terminated and in particular shall not allege or claim to any third party that the Agreement has been terminated pursuant to this Paragraph.

4. In the event that IOMED elects to proceed against ELAN for damages in circumstances where IOMED would have been entitled to terminate the Agreement pursuant to Article IX Paragraph 3 and IOMED obtains a final order for damages from a court of competent jurisdiction which is not subject of further appeal, IOMED may offset the said order for damages against sums otherwise due to ELAN pursuant to Article IV until recovery of the said judgment.

5.    Upon termination of the Agreement:

      5.1. any sums that were due from IOMED to ELAN prior to the exercise of the right to terminate this Agreement shall be paid in full within sixty (60) days of termination of this Agreement;

      5.2. all confidentiality provisions (other than the obligations set out in Article IX Paragraph 1.1, as they effect ELAN in the event of termination of this Agreement by ELAN pursuant to Article VIII Paragraph 3 due to the breach by IOMED) set out in this Agreement shall remain in full force and effect for a period of five years;

      5.3. all responsibilities and warranties shall insofar are appropriate remain in full force and effect;

      5.4. the rights of inspection and audit shall continue in force for the period referred to in the relevant provisions of this Agreement;

      5.5 termination of this Agreement for any reason shall not release any Party hereto from any liability which, at the time of such termination has already accrued to the other Party or which is attributable to a period prior to such termination nor preclude either party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement;

      5.6 in the event of termination of this Agreement by ELAN or IOMED pursuant to Article VIII Paragraph 3, IOMED and ELAN shall promptly return to the other Party all CONFIDENTIAL INFORMATION received from the other Party (except one copy of which may be retained for archival purposes);

      5.7 in the event this Agreement is terminated by ELAN or IOMED pursuant to Article VIII Paragraph 3, IOMED and its sublicensees shall have the right for a period of **** from termination to sell or otherwise dispose of the stock of any PRODUCTS then on hand, which such sale shall be subject to Article IV and the other applicable terms of this Agreement. The foregoing provisions of this Paragraph shall be subject to the Provisions of such agreement or agreements as ELAN and one or more sublicensees conclude pursuant to Article II Paragraph 2.4;

      5.8 in the event this Agreement is terminated by ELAN or IOMED pursuant to Article VIII Paragraph 3, the licenses granted by ELAN to IOMED shall terminate and ELAN shall thenceforth be entitled to exploit the ELAN INTELLECTUAL PROPERTY together with any improvements made by IOMED to the ELAN INTELLECTUAL PROPERTY; provided that the foregoing provision shall be subject to the provisions of Article II Paragraph 2.4. and any agreements entered into pursuant to the said Paragraph, and


      5.9. Articles I, Article II Paragraph 2.4, Article VI, Article VII Paragraph 1, Article VIII and Article IX (other than Paragraph 3 thereof) shall survive the termination or expiration of this Agreement for any reason.

ARTICLE IX: SUNDRY CLAUSES

1.    Secrecy

1.1. Each of the parties agrees, during the TERM and the ADDITIONAL TERM, to hold in confidence and not disclose to any third parties, including any of the OFFERING PARTIES, except to the extent required by applicable law or administrative or judicial process, the ELAN IONTOPHORETIC INTELLECTUAL PROPERTY or the contents or nature thereof, provided, that the foregoing covenant shall not be applicable to ELAN in the event that the foregoing covenant shall not be applicable to ELAN in the event that IOMED (i) abandons or (ii) ceases to develop or commercialize (and provides notice thereof to ELAN) any such ELAN IONTOPHORETIC INTELLECTUAL PROPERTY and ELAN determines subsequently to develop products or technologies based on such ELAN IONTOPHORETIC INTELLECTUAL PROPERTY, irrespective of whether it is reduced to patent.

      Each Party may make such disclosure to its directors, officers and agents and, in the case of IOMED, its potential and actual sublicensees and other parties to whom such disclosure is appropriate to enable IOMED to conduct its regular business (each of whom shall be bound by IOMED's disclosure agreements), who shall be informed of such confidentiality obligation and for whose breach the disclosing party shall be responsible.

1.2. Subject to the provisions of Paragraph 1. 1., any whether written or oral (oral information shall be reduced to writing within one month by the Party giving the oral information and the written form shall be furnished to the other Party) pertaining to the ELAN IONTOPHORETIC INTELLECTUAL PROPERTY or the PRODUCTS that has been or will be communicated or delivered by ELAN to IOMED, and any information from time to time communicated or delivered by IOMED to ELAN, including without limitation, trade secrets, business methods, and cost, supplier, manufacturing and customer information, shall be treated by IOMED and ELAN, respectively, as CONFIDENTIAL INFORMATION, and shall not be disclosed or revealed to any third Party whatsoever or used in any manner except as expressly provided for herein; provided, however, that such CONFIDENTIAL INFORMATION shall not be subject to the restrictions and prohibitions set forth in this section to the extent that such CONFIDENTIAL INFORMATION:

      1.2.1. is available to the public in public literature or otherwise, or after disclosure by one Party to the other becomes public knowledge through no default of the Party receiving such information; or

      1.2.2. was known to the Party receiving such information prior to the receipt of such information by such Party, whether received before or after the date of this Agreement; or

      1.2.3. is obtained by the Party receiving such information from a third party not subject to a requirement of confidentiality with respect to such information; or

      1.2.4. is required to be disclosed pursuant to: (A) any order of a court having jurisdiction and power to order such information to be released or made public; or (B) other requirement of law, provided that if the receiving Party becomes legally required to disclose any CONFIDENTIAL INFORMATION, the receiving Party shall give the disclosing Party prompt notice of such fact so that the disclosing Party may obtain a protective order or other appropriate remedy concerning any such disclosure.

              The receiving Party shall fully cooperate with the disclosing Party in connection with the disclosing Party's efforts to obtain any such order or other remedy. If any such order or other remedy does not fully preclude disclosure, the receiving Party shall make such disclosure only to the extent that such disclosure is legally required; or

      1.2.5. is independently developed by or for the Party by persons not having access to the CONFIDENTIAL INFORMATION of the other Party.

1.3. Each Party shall take all such precautions as it normally takes with its own CONFIDENTIAL INFORMATION to prevent any improper disclosure of such CONFIDENTIAL INFORMATION to any third Party, provided however, that such CONFIDENTIAL INFORMATION may be disclosed within the limits required to obtain any authorization from the FDA or any other United States of America or foreign governmental or regulatory agency or, with the prior written consent of the other Party, which shall not be unreasonably withheld, or as may otherwise be required in connection with the purposes of this Agreement.

1.4. IOMED agrees that it will not use, directly or indirectly, any ELAN IONTOPHORETIC INTELLECTUAL PROPERTY, or other CONFIDENTIAL INFORMATION disclosed to IOMED or obtained from ELAN pursuant to this Agreement, other than as expressly provided herein. ELAN agrees that it will not use, directly or indirectly, any IOMED KNOW-HOW, IOMED PATENT RIGHTS or other CONFIDENTIAL INFORMATION disclosed to ELAN or obtained from IOMED pursuant to this Agreement, other than as expressly provided herein.

1.5 IOMED and ELAN will not publicize the existence of this Agreement in any way without the prior written consent of the other subject to the disclosure requirements of applicable laws and regulations. In the event that either Party wishes to make an announcement concerning the Agreement, that Party will seek the consent of the other Party. The terms of any such announcement shall be agreed in good faith.

2.    Assignments/Subcontracting

      IOMED may not assign (other than by operation of law in the event of an acquisition of IOMED, or a merger or similar transaction, subject to the provisions as set forth in Article IX Paragraph 3) the rights licensed by ELAN under Article II without the prior written consent of ELAN, which may be withheld in ELAN's sole discretion. ELAN shall be entitled to assign its rights and obligations to an AFFILIATE.

      ELAN may not assign to an unaffiliated third party (other than by operation of law in the event of an acquisition of ELAN, or a merger or similar transaction) its rights under this Agreement without the prior written consent of IOMED, which may be withheld in IOMED's sole discretion.

3.    Certain Changes of Control.

      In the event that an OFFERING PARTY makes or signifies its intention of make a bona fide offer which would result in such a party owning, directly or indirectly, more than fifteen per cent (15%) of IOMED's voting stock, on a fully-diulted basis, or otherwise controlling the IOMED's Board of Directors, or otherwise obtains substantial contractual rights pursuant to an agreement with IOMED to the ELAN IONTOPHORETIC INTELLECTUAL PROPERTY (as reasonably determined by ELAN) (each, a "Control Transaction"), IOMED shall (x) not accept such offer until it shall have complied with the remaining provision of this Paragraph without ELAN's consent (in its sole discretion) and (y) advise the appropriate OFFERING PARTY that, in lieu of IOMED accepting such offer, such OFFERING PARTY should make a separate offer with respect to that portion of IOMED's business that relates to the FIELD, and not to the remaining portion of IOMED's business. ELAN shall have a period of thirty
      (30) days to conduct appropriate due diligence and to determine whether it desires to match an offer made by an OFFERING PARTY with respect to that portion of IOMED's business that relates to the FIELD, (including the same economic, payment and other terms); it being understood that IOMED shall make available to ELAN reasonable and sufficient information to enable ELAN to conduct such due diligence.

      In the event that ELAN determines to make such offer, IOMED shall accept ELAN's offer and expeditiously consummate such transaction with ELAN. Notwithstanding the foregoing, in the event that an OFFERING PARTY consummates a Control Transaction without the consent of the IOMED's Board of Directors (as such Board is comprised at the time such transaction is first publicly announced or commenced) (including without limitation, in connection with a tender offer or offers or proxy solicitation), ELAN shall have the right in its sole discretion, to terminate the licences granted by ELAN pursuant to this Agreement, without payment or penalty to IOMED.

4.    Parties bound

      This Agreement shall be binding upon and enure for the benefit of Parties hereto, their successors and permitted assigns.

5.    Severability

      If any provision in this Agreement is agreed by the Parties to be, or is deemed to be, or becomes invalid, illegal, void or unenforceable under any law that is applicable hereto, (i) such provision will be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the Parties, it will be deleted, with effect from the date of such agreement or such earlier date as the Parties may agree, and (ii) the validity, legality and enforceability of the remaining provisions of this Agreement shall not be impaired or affected in any way.

6.    Force Majeure

      Neither Party to this Agreement shall be liable for delay in the performance of any of its obligations hereunder if such delay results from cause beyond its reasonable control, including, without limitation, acts of God, fires, strikes, acts of war, or intervention of a Government Authority, non-availability of raw materials, but any such delay or failure shall be remedied by such Party as soon as practicable.

7.    Relationship of the Parties

      Nothing contained in this Agreement is intended or is to be construed to constitute ELAN and IOMED as partners or joint venturers or either Party as an employee of the other. Neither Party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any third party

8.    Amendments

      No amendment, modification or addition hereto shall be effective or binding on either Party unless set forth in writing and executed by a duly authorized representative of both Parties.

9.    Waiver

      No waiver of any right under this Agreement shall be deemed effective unless contained in a written document signed by the Party charged with such waiver, and no waiver of any breach or failure to perform shall be deemed to be a waiver of any future breach or failure to perform or of any right arising under this Agreement.

10.   Headlines

      The section headings contained in this Agreement are included for convenience only and form no part of the agreement between the Parties. Save as otherwise provided herein, references to articles, paragraphs, clauses and appendices are up to those contained in this Agreement.

11.   No effect on other agreements

      No provision of this Agreement shall be construed so as to negate, modify or affect in any way the provisions of any other agreement between the Parties unless specifically referred to, and solely to the extent provided, in any such other agreement.

12.   Applicable Law

      This Agreement (a) shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of law, and subject to those provisions where the Parties have conflicts of law expressly agreed to submit a dispute to arbitration, each party consents to the exclusive jurisdiction of any Federal or state court sitting in the County, City and State of New York over any dispute arising from this Agreement.

13.   Notice

      13.1. Any notice to be given under this Agreement shall be sent in writing in English by registered airmail or telefaxed to:

              ELAN at

                Elan Corporation plc.
                Monkstand, Athlone,
                Co. Westmeath,
                Ireland.


                Attention:  President Elan Pharmaceutical
                            Technologies, a division of Elan Corporation plc

                Telephone:  353 902 94666
                Telefax:    353 902 92427

              IOMED at

                IOMED, Inc.
                3385 West 1820 South,
                Salt Lake City, UT 84104,
                United States of America

                Attention:  President and Chief Executive Officer
                Telephone:  1-801-975-1191
                Telefax:    1-801-972-9072

            or to such other addresses) and telefax numbers as may from time to time be notified by either Party to the other hereunder.

      13.2. Any notice sent by mail shall be deemed to have been delivered within seven (7) working days after dispatch and any notice sent by telefax shall be deemed to have been delivered within twenty four
            (24) hours of the time of the dispatch. Notice of change of address shall be effective upon receipt provided that such date of receipt must be a business day for the Party to whom the notice is delivered.


14.   Arbitration

      Any dispute under this Agreement which is not settled by mutual consent and which is the subject of an arbitration clause shall be finally settled by binding arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by an arbitrator appointed in accordance with said rules. The arbitration shall be held in New York, New York and the arbitrator shall be to the extent practicable experienced as to the subject matter of the dispute such as an independent expert in pharmaceutical product development and marketing (including clinical development and regulatory affairs) or an independent patent attorney as the case may be. The arbitrator shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the Parties must expend for discovery; provided the arbitrator shall permit such discovery as he deems necessary to permit an equitable resolution of the dispute. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrator's fees, shall be shared equally by the Parties and each Party shall bear its own costs and attorneys' and witness' fees incurred in connection with the arbitration, provided that the prevailing Party may be awarded the reasonable costs and fees incurred in connection with the arbitration at the discretion of the arbitrator.

      A disputed performance or suspended performance pending the resolution of the arbitration must be completed within thirty (30) days following the final decision of the arbitrators or such other reasonable period as the arbitrators determine in a written opinion. Any arbitration subject to this Paragraph 14 shall be completed within one (1) year from the filing of notice of a request for such arbitration. The arbitration proceedings and the decision shall not be made public without the joint consent of the Parties and each Party shall maintain the confidentiality of such proceedings and decision unless (a) otherwise permitted by the other Party or (b) otherwise required by the applicable law in which case the provisions of Article IX Paragraph 1.2.4. shall be applicable. The Parties agree that the decision shall be the sole, exclusive and binding remedy between them regarding any and all disputes, controversies, claims and counterclaims presented to the arbitrators. Application may be made to any court having jurisdiction over the Party (or its assets) against whom the decision is rendered for a judicial recognition of the decision and an order of enforcement.

15.   Withholding

      Any income or other taxes which IOMED is required by law to pay or withhold on behalf of ELAN with respect to royalties and any other moneys payable to ELAN under this Agreement shall be deducted from the amount of such royalties and moneys due. IOMED shall furnish ELAN with proof of such payments. Any such tax required to be paid or withheld shall be an expense of and borne solely by ELAN. IOMED shall promptly provide ELAN with a certificate or other documentary evidence to enable ELAN to support a claim for a refund or a foreign tax credit with respect to any such tax so withheld or deducted by IOMED. Both Parties will reasonably cooperate in completing and filing documents required under the provisions of any applicable tax treaty or under any other applicable law, in order to enable IOMED to make such payments to ELAN without any deduction or withholding.

16.   Indemnity

16.1. ELAN shall indemnify, defend and hold harmless IOMED from all actions, losses, claims, demands, damages, costs and liabilities (including reasonable attorneys' fees) to which IOMED is or may become subject insofar as they arise out of or are alleged or claimed to arise out of any breach by ELAN of any of its obligations under this Agreement or warranties of ELAN.

16.2. IOMED shall indemnify, defend and hold harmless ELAN from all actions, losses, claims, demands, damages, costs and liabilities (including reasonable attorneys' fees) to which ELAN is or may become subject insofar as they arise out of or are alleged or claimed to arise out of any breach by IOMED of any of its obligations under this Agreement or warranties of IOMED. IOMED shall assume the sole and entire responsibility and shall indemnify and save harmless ELAN from any and all claims, liabilities, expenses, including reasonable attorney's fees, responsibilities and damages by reason of any claim, proceedings, action, liability or injury arising out of any defect in the PRODUCTS, including the manufacture, transport, packaging, storage, handling, distribution, marketing or sale of the PRODUCTS by IOMED.

16.3. As a condition of obtaining an indemnity in the circumstances set out above, the Party seeking an indemnity shall:

      16.3.1 fully and promptly notify the other Party of any claim or proceeding, or threatened claim or proceeding;

      16.3.2. permit the indemnifying Party to take full care and control of such claim or proceeding;

      16.3.3. assist in the investigation and defence of such claim or proceeding;

      16.3.4. not compromise or otherwise settle any such claim or proceeding without the prior written consent of the other Party, which consent shall not be unreasonably withheld; and

      16.3.5. take all reasonable steps to mitigate any loss or liability in respect of any such claim or proceeding.

16.4. Notwithstanding anything to the contrary in this Agreement, ELAN and IOMED shall not be liable to the other by reason of any representation or warranty, condition or other term or any duty of common law, or under the express terms of this Agreement for any consequential or incidental loss or damage (whether for loss of profit or otherwise) and whether occasioned by the negligence of the respective Parties, their employees or agents or otherwise.

17.   Entire Agreement

      This Agreement including its Appendices, together with the DDS AGREEMENT, the Note Purchase and Warrant Agreement and Registration Right Agreement being entered into between Elan International Services Limited, Elan International Management Limited and IOMED the Promissory Note and Secured Promissory Note being issued by IOMED to Elan International management Limited and the further documents referred to therein, each of which are being executed of even date herewith, set forth the entire agreement and understanding of the Parties with respect to the subject matter hereof, and supersedes all prior discussions agreements and writings in relating thereto, including the letter of agreement of 31st March 1997.

18.   Counterparts

      This Agreement may be executed in two counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

IN WITNESS THEREOF the Parties hereto have executed this Agreement in duplicate.

Executed by IOMED on ____ April, 1997

By: ______________________________

Name: ____________________________

Title: ___________________________


Executed by ELAN _____ April, 1997

By: ______________________________

Name: ____________________________

Title: ___________________________

                                   APPENDIX A

                                     ASSETS

****

Summary of Design Assets for mechanical and electronic elements for PANODERM

Clinical Device
Tangible
*    Industrial design
* Specifications for components and electronic elements for all other components for which ELAN has specifications.
*    Tooling
*    Know how for gluing *******
*    Source and supply of connector

Pre-Production Design
Tangible
*    Industrial design
* Specifications for components and electronic elements and for all other components for which ELAN has specifications.
*    Plan for miniaturisation of components
*    Design for purpose built connector
*    Design for full water resistant connector between patch and control housing
* Full exploration of all possible concepts for mass production with particular emphasis on use of flex circuit and printed electrodes (note: these designs have been explored fully with supplier and would be suitable for **** *** ********* *** ********** ******

Materials - stock in hand in Athlone
* Materials for the manufacture of *** ********* ****** including: active and counters electrodes - ************* ******** and ******, up to four different suppliers (including ******** electrodes) - several thousands of pairs
*    Pre-formed patches - *************** ** ****
*    Batteries - several hundred
*    Other materials, e.g., adhesive, sachets, etc.

***** ********** ****** * ******

Product drawing file

Assembled units - 100 (approx.)
Semi assembled - 100 (approx.)
Components except for PCBs for 1,000 units (approx.)
Three test benches exclusive for PANODERM
Assembly tools

                                   APPENDIX B

                          ELAN IONTOPHORETIC KNOW-HOW

     *** ********* ******

Summary of Design Assets for mechanical and electronic elements for PANODERM

Clinical Device
Intangible
*    Supplier relationships including quality audits, etc.
*    Source of parts

Pre-Production Design
Intangible
*    Supplier relationships, including quality audits
*    Source of all parts
*    Source of potential production suppliers for all parts

*********** ***** ****** * ******
Intangible Assets
* Drug candidate screening, in vitro/animal/human - knowledge of pre-requisites for iontophoretic delivery
*    Clinical experience - full reports, IND filings
*    Scientific credibility and recognition
*    Publications/presentations and patent
*    Regulatory filings
* Component candidate screening (e.g., hydrogels, adhesives, plastics, conductive elements, drug containment elements, batteries, etc.)

With respect to the foregoing:

Copies of relevant notebooks
Copies of technical, summary and other market reports

                                   APPENDIX C

                        ELAN IONTOPHORETIC PATENT RIGHTS

                                                             DOCKET FAMILY: 1805

[ELAN LOGO]                                                       Art = Panoderm

                                      ****

                                      ****
                                      ****
                                      ****

COUNTRY/            ASSIGNEE/           APPLICATION NO./    PUBLICATION NUMBER/      PATENT NUMBER/
DOCKET NO.          PATENTEE            FILING DATE         PUBLICATION DATE         PATENT ISSUE DATE
------------------------------------------------------------------------------------------------------
SOUTH AFRICA        ELAN CORPORATION,*  90/10260                                     90/10280
90.1605.ZA          PLC                 DECEMBER 20, 1990                            OCTOBER 30, 1991
------------------------------------------------------------------------------------------------------
ITALY               ELAN CORPORATION,*  22412A/90                                    1244030
90.1805.IT          PLC                 DECEMBER 16, 1990                            JUNE 28, 1994
------------------------------------------------------------------------------------------------------
ISRAEL              ELAN CORPORATION,*  96735                                        98735
90.1805.IL          PLC                 DECEMBER 28, 1990                            OCTOBER 1, 1995
------------------------------------------------------------------------------------------------------
IRELAND             ELAN CORPORATION,*  4813/90                                      63598
90.1805C.IE         PLC                 DECEMBER 20, 1990                            APRIL 26, 1995
------------------------------------------------------------------------------------------------------
IRELAND             ELAN CORPORATION,*  364/90                                       62025
90.1805.IE          PLC                 JUNE 29, 1990                                DECEMBER 2, 1994
------------------------------------------------------------------------------------------------------
UNITED KINGDOM      ELAN CORPORATION,*  9027883.3                                    2239803
90.1805.GB          PLC                 DECEMBER 20, 1990                            AUGUST 3, 1994
---------
------------------------------------------------------------------------------------------------------

                            PANODERM ISSUED PATENTS

INTELLECTUAL PROPERTY DEPARTMENT                                   March 3, 1997
ELAN PHARMACEUTICAL RESEARCH CORPORATION                            2:49:59 PM

                                                             DOCKET FAMILY: 1805

------------------------------------------------------------------------------------------------------
SWITZERLAND         ELAN CORPORATION,*  04145/90.9          684725 G            684725
90.1805.CH          PLC                 DECEMBER 20, 1990   DECEMBER 15, 1994   JUNE 15, 1995
------------------------------------------------------------------------------------------------------
AUSTRALIA           ELAN CORPORATION,*  68330/90            652,135             652135
90.1805.AU          PLC                 DECEMBER 20, 1990   AUGUST 16, 1994     DECEMBER 6, 1994
------------------------------------------------------------------------------------------------------

* Subject to the joint ownership interest held by ASULAB S.A. and/or SMH Swiss Corporation for Microelectronics and Watchmaking Industries Ltd.


                            PANODERM ISSUED PATENTS

INTELLECTUAL PROPERTY DEPARTMENT                                   March 3, 1997
ELAN PHARMACEUTICAL RESEARCH CORPORATION                            2:49:59 PM

                                                             DOCKET FAMILY: 1807

[ELAN LOGO]                                                     ART = PANODERM

                              DRUG DELIVERY DEVICE

                                    I.E.C.D.

COUNTRY/        ASSIGNEE/               APPLICATION NO./      PUBLICATION NUMBER/       PATENT NUMBER/
DOCET NO.       PATENTEE                FILING DATE           PUBLICATION DATA          PATENT ISSUE DATA
----------------------------------------------------------------------------------------------------------
SOUTH AFRICA    ELAN CORPORATION,       92/8689                                         92/8689
92.1807.ZA      PLC                     NOVEMBER 11, 1992                               JULY 28, 1992
----------------------------------------------------------------------------------------------------------
UNITED STATES   ELAN CORPORATION,       08/244,094                                      5,633,995
94.1807.US      PLC                     MAY 13, 1994                                    JULY 9, 1996
----------------------------------------------------------------------------------------------------------
NEW ZEALAND     ELAN CORPORATION,       245091                 1378                     245091
92.1807.NZ      PLC                     NOVEMBER 11, 1992      MARCH 25, 1994           AUGUST 10, 1994
----------------------------------------------------------------------------------------------------------
IRELAND         ELAN CORPORATION,       2798/92                                         66757
92.1667.IE      PLC                     NOVEMBER 10, 1992                               JUNE 21, 1995
----------------------------------------------------------------------------------------------------------
IRELAND         ELAN CORPORATION,       3941/91                                         68767
91.1807.IE      PLC                     NOVEMBER 13, 1991                               JUNE 21, 1993
----------------------------------------------------------------------------------------------------------
AUSTRALIA       ELAN CORPORATION,       29099/92                                        664214
94.1807.AU      PLC                     MAY 28, 1994                                    MARCH 19, 1996
----------------------------------------------------------------------------------------------------------

INTELLECTUAL PROPERTY DEPARTMENT                                                        MARCH 3, 1997
ELAN PHARMACEUTICAL RESEARCH CORPORATION     PANODERM ISSUED PATENTS                    2:51:20 PM

                                                           DOCKET FAMILY: EMT 6

[ELAN LOGO]                                                     ART = PANODERM

                                      ****
                                      ****
                                      ****
                                      ****
                                      ****

COUNTRY/        ASSIGNEE/               APPLICATION NO./      PUBLICATION NUMBER/       PATENT NUMBER/
DOCKET NO.      PATENTEE                FILING DATE           PUBLICATION DATA          PATENT ISSUE DATA
----------------------------------------------------------------------------------------------------------
SOUTH AFRICA    EMT                     91/9794                                         91/9794
91.EMT 6.AZ                             DECEMBER 12, 1991                               AUGUST 25, 1992
----------------------------------------------------------------------------------------------------------
UNITED STATES   EMT                     07/627,104                                      5,158,591
90.EMT 6.US                             DECEMBER 13, 1900                               OCTOBER 20, 1992
----------------------------------------------------------------------------------------------------------
TAIWAN          EMT                     60109555               199,665                  60732
91.EMT 8.TI                             DECEMBER 5, 1991       FEBRUARY 11, 1993        JUNE 1, 1993
----------------------------------------------------------------------------------------------------------
NEW ZEALAND     EMT                     2406875                240675                   240875
91.EMT 6.NZ                             DECEMBER 5, 1991       APRIL 27, 1994           AUGUST 16, 1994
----------------------------------------------------------------------------------------------------------
EPO             EMT                     92901285.6             516,763                  516,763
92.EMT 6.EP                             DECEMBER 13, 1991      DECEMBER 9, 1992
----------------------------------------------------------------------------------------------------------
AUSTRALIA       EMT                     90587191               91/90, 587               642112
94.EMT 6.AU     PLC                     DECEMBER 13, 1991      JULY 8, 1982             FEBRUARY 1, 1994
----------------------------------------------------------------------------------------------------------

ER, AUSTRIA, BELGIUM, FRANCE, GERMAN, GREAT BRITAIN, GREECE, ITALY,                    MARCH 3, 1997
    LUXEMBOURG, NETHERLANDS, SPAIN, SWEDEN, SWITZERLAND & LICHTENSTEIN                 3:11:21 PM

INTELLECTUAL PROPERTY DEPARTMENT
ELAN PHARMACEUTICAL RESEARCH CORPORATION     PANODERM ISSUED PATENTS

                                                            Docket Family: EMT 8


[ELAN LOGO]

                                                                  Art = Panoderm


                                      ****

                                      ****
                                      ****

Country/            Assignee/      Application No./      Publication Number/      Patent Number/
Docket No.          Patentee       Filing Date           Publication Date         Patent Issue Date
--------------------------------------------------------------------------------------------
UNITED STATES                     07/759,006                                       5,356,632
91.EMT 8.US           EMT         September 12, 1991                               October 18, 1994

EPO                               92630083.1               532,451                 532451
92.EMT 8.EP(14)       EMT         September 10, 1991       March 17, 1993          January 17, 1996

     EP(14) Austria, Belgium, Denmark, France, Germany, Great Britain, Greece, Ireland, Italy, Netherlands, Portugal, Spain, Sweden, Switzerland & Liechtenstein


                            PANODERM ISSUED PATENTS

Intellectual Property Department                                   March 3, 1997
Elan Pharmaceutical Research Corporation                               3:14:49PM

                                                            Docket Family: EMT 9


[ELAN LOGO]

                                                                  Art = Panoderm

                                      ****

                                      ****
                                      ****
                                      ****
                                      ****


Country/            Assignee/      Application No./         Publication Number/      Patent Number/
Docket No.          Patentee       Filing Date              Publication Date         Patent Issue Date
------------------------------------------------------------------------------------------------------
United States       EMT            08/077,146                                        5380272
93.EMT 9C1.US                      June 16, 1993                                     January, 16, 1995


                            PANODERM ISSUED PATENTS

Intellectual Property Department                                   March 3, 1997
Elan Pharmaceutical Research Corporation                              3:16:23 PM

                     PROPRIETARY & CONFIDENTIAL INFORMATION



                 SUMMARY OF ELAN'S PENDING PATENT APPLICATIONS
                          FOR IONTOPHORETIC TECHNOLOGY

                     PROPRIETARY & CONFIDENTIAL INFORMATION

                                      ****

[ELAN LOGO]



                                   APPENDIX D

                             IOMED CURRENT PRODUCTS


                                      ****